UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008
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THE FORSYTHE GROUP
(Name of small business in its charter)

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Nevada	333-131882	20-3261940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6038 Rose Valley Drive, Charlotte, NC 28210
(Address of principal executive offices)

Registrant's telephone number:  (704) 779-8209

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

The Forsythe Group (the "Company") filed a registration statement to conduct an offering of its common stock under Rule 419 of the Securities Act of 1933.  This registration statement was granted effectiveness on November 8, 2006 and since that time the Company has conducted its offering in accordance with the terms of Rule 419.

At this time, the Company has been unable to consummate an acquisition in accordance with the requirement of Rule 419.  Accordingly, the Company will terminate its offering, effective immediately and all funds and securities currently held in escrow will be returned to the appropriate parties.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORSYTHE GROUP
Dated: April 4, 2008	By:	/s/Steve Chandler
	Name:	Steve Chandler
	Title:	President

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